FEDERAL INCOME TAXES (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Disclosure [Line Items]
Valuation Allowances and Reserves, Deductions	$ 5,000,000
Operating Loss Carryforwards	28,500,000
Operating Loss Carryforwards, Expiration Dates	The Corporation has net operating loss carry forwards of approximately $28.5 million that are available to reduce future taxable income through the year ending December 31, 2032.
Valuation Allowance	19,881,000	24,197,000		13,900,000
Deferred Tax Assets, Gross, Total	$ 26,325,000	$ 25,328,000	$ 20,900,000	$ 17,000,000